================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported: OCTOBER 6, 2005


                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            DELAWARE                      1-10235                36-3555336
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

================================================================================

ITEM 8.01.    OTHER EVENTS.

On October 6, 2005, IDEX Corporation issued a press release announcing the retirement its Vice President and Controller, Clint Kooman and the appointment of Michael Yates as Vice President and Controller. A copy of this press release is included below.


    IDEX ANNOUNCES RETIREMENT OF VP AND CONTROLLER CLINT KOOMAN; APPOINTMENT
                         OF MICHAEL YATES TO SUCCEED HIM


NORTHBROOK, IL, OCTOBER 6, 2005- IDEX CORPORATION (NYSE: IEX) today announced that its vice president and controller, Clinton L. Kooman, will retire in December 2005 after 40 years of service to IDEX and its predecessor companies. Michael J. Yates has been appointed vice president and controller, effective October 10, 2005.

Commenting on the succession, IDEX chief financial officer Dominic Romeo said, "We commend Clint for his leadership and passion for the company over these past 40 years. Clint was part of the organization when the company became public in 1989 and has served as our controller since 1995. He has played an integral part in our company's growth and success and built a strong foundation for the future. We wish Clint and his family all the best in his retirement."

"At the same time, we are delighted to welcome Mike to the IDEX team," Romeo said. "He brings to IDEX 18 years of public accounting experience with diversified, international clients. We believe Mike's background and experiences are terrific and we welcome him to our finance team."

Yates, 40, joins IDEX from PricewaterhouseCoopers LLP where he served most recently as an audit senior manager. Prior to PricewaterhouseCoopers, Yates spent 12 years with KPMG, LLP. He is a certified public accountant and holds his bachelors in accounting from Indiana University.

ABOUT IDEX
IDEX Corporation is the world leader in fluid-handling technologies for positive displacement pumps, dispensing equipment for color formulation, and other highly engineered products including fire suppression equipment, rescue tools, and engineered band clamping systems. Its products are sold in niche markets to a wide range of industries throughout the world. IDEX shares are traded on the New York Stock Exchange and Chicago Stock Exchange under the symbol "IEX."





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IDEX CORPORATION

                                      /s/ Dominic A. Romeo
                                      -----------------------------
                                      Dominic A. Romeo
                                      Vice President and Chief Financial Officer


October 7, 2005